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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                   CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                       the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): October 5, 1997

                            Western Pacific Airlines, Inc.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)




         Delaware                   0-27238                    86-0758778
----------------------------     ------------              -----------------
(State or other jurisdiction      (Commission              (I.R.S. Employer
      of incorporation)           File number)             Identification No.)



2864 South Circle Drive
Colorado Springs, CO                                 80906
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(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:  (719) 579-7737
                                                     --------------


                   _____________________________________________________
                   Former name or former address, if changed since last report

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Item 3.  BANKRUPTCY OR RECEIVERSHIP.

         On October 5, 1997, Western Pacific Airlines, Inc., a Delaware corporation (the "Registrant") filed a voluntary petition for relief under Chapter 11, Title 11 of the United
States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Colorado (the "Court").

    The Chapter 11 filing is intended to allow the Registrant, as debtor-in-possession, to continue to manage and operate its assets and businesses in the ordinary course of business, pending the confirmation of a plan of reorganization and subject to the supervision and orders of the Court. The Registrant is also actively pursuing debtor-in-possession financing.

    A copy of the press release of the Registrant, dated October 6, 1997, is attached as Exhibit 10.1 hereto and hereby incorporated by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

         10.1 Press Release dated October 6, 1997

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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 8, 1997            WESTERN PACIFIC AIRLINES, INC.


                                  By: /s/Robert A. Peiser
                                     ------------------------------------
                                     Name: Robert A. Peiser
                                     Title:  President and Chief Executive
                                             Officer

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                                 INDEX



Exhibit
Number    Description of Document
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    10.1  Press Release dated October 6, 1997

                                    4